Exhibit 99.1

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS

CASE NUMBER: 12-31549-bjh-11

JUDGE: Barabara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN AND EASTERN

DISTRICT OF

TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: June 30th, 2012

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ John H. Homier	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

John H. Homier	7/20/2012
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Adrian Lamberti	Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Adrian Lamberti	7/20/2012
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-1

CASE NUMBER: 12-31549-bjh-11

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	June 2012	July 2012	August 2012
ASSETS
1.	UNRESTRICTED CASH (1)	$697,796	$(415,514)
2.	RESTRICTED CASH
3.	TOTAL CASH	$697,796	$(415,514)	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES		$885,181
8.	OTHER (ATTACH LIST) (2) MOR-1 Exhibit A	$350,000	$130,052,793
9.	TOTAL CURRENT ASSETS	$1,047,796	$130,522,460	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT	$119,000	$2,390,824
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$1,796,920
12.	NET PROPERTY, PLANT & EQUIPMENT	$119,000	$593,904	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$1,166,796	$131,116,364	$0	$0

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$70,100
18.	TAXES PAYABLE		$16,466
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES (5)		$1,617,197
21.	SECURED DEBT (6)		$0
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$1,703,763	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT (3)(4)	$81,113,359	$81,034,453
25.	PRIORITY DEBT	$29,306	$29,306
26.	UNSECURED DEBT	$1,361,469	$1,361,469
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$82,504,134	$82,425,228	$0	$0
29.	TOTAL LIABILITIES	$82,504,134	$84,128,991	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$50,105,888
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(3,118,515)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(81,337,338)	$46,987,373	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$1,166,796	$131,116,364	$0	$0

(1) Cash at filing was listed as $697,795.79, but this total did not include transactions that Bank of Texas had not posted when the balance was obtained online in the afternoon of the day of the filing, March 7th, 2012. The true cash total was $590,434.12 and a reconciliation of the filed balance to the actual balance follows below:

Balance per filed schedule 03/07/2012	697,795.79
Less Wire payments clearing on 3/7/2012	(65,816.00)
Less Check payments clearing on 3/7/2012	(422.49)
Less ACH payments clearing on 3/7/2012	(41,123.18)
$590,434.12

(2) Includes Adjusted balance for bank at 03/07/2012

(3) Payment of insurance prepetition balance installments.

(4) For balance sheet purposes, the secured debt for Cano Petroleum, Inc. and its subsidiaries is carried in total by Cano Petroleum, Inc.

(5) Invoices presented by Thompson & Knight ($1,061,666.70), Blackhill Partners ($297,710.71), BMC Group ($148,140.26) and Kane Russell Coleman ($109,679.57)

(6) Additional post petition interest expense of $1,302,096.00 recorded on secured debt for March, April and May 2012 was reversed in June 2012 because the secured lenders are under secured and, as such, not entitled to post petition interest.

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-2

CASE NUMBER: 12-31549-bjh-11

INCOME STATEMENT

		MONTH	MONTH	MONTH	MONTH
		June 2012	July 2012	August 2012
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$62,966
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$116,605
12.	RENT & LEASE	$12,077
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$191,648	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(191,648)	$0	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
18.	INTEREST EXPENSE (3)	$(1,296,202)
19.	DEPRECIATION / DEPLETION	$28,859
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)	$16,466
22.	NET OTHER INCOME & EXPENSES	$(1,250,877)	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES (2)	$562,827
24.	U.S. TRUSTEE FEES (1)	$4,875
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$567,702	$0	$0	$0
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$491,527	$0	$0	$0

Notes:

(1) Fees in line with US Trustee Fee table based on Cano Petroleum 2nd quarter disbursement.

(2) Fees for Thompson & Knight, Blackhill Partners, Kane Russell Coleman and BMC Group based on invoices.

(3) Additional post petition interest expense of $1,302,096.00 recorded on secured debt for March, April and May 2012 was reversed in June 2012 because the secured lenders are under secured and, as such, not entitled to post petition interest.

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-3

CASE NUMBER: 12-31549-bjh-11

		MONTH	MONTH	MONTH	QUARTER
		June 2012	July 2012	August 2012	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH (1)	$(167,108)			$(167,108)
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)	$709			$709
9.	TOTAL NON-OPERATING RECEIPTS	$709	$0	$0	$709
10.	TOTAL RECEIPTS	$709	$0	$0	$709
11.	TOTAL CASH AVAILABLE	$(166,399)	$0	$0	$(166,399)
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$5,960			$5,960
13.	PAYROLL TAXES PAID	$627			$627
14.	SALES, USE & OTHER TAXES PAID	$746			$746
15.	SECURED / RENTAL / LEASES	$17,327			$17,327
16.	UTILITIES	$2,471			$2,471
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES	$378			$378
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST) see MOR-3 Exhibit A	$221,606			$221,606
26.	TOTAL OPERATING DISBURSEMENTS	$249,115	$0	$0	$249,115
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$249,115	$0	$0	$249,115
32.	NET CASH FLOW	$(248,406)	$0	$0	$(248,406)
33.	CASH - END OF MONTH (1)	$(415,514)	$0	$0	$(415,514)

Notes:

(1) Exclusive of cash sweep from zero balance accounts to concentration account at Cano Petroleum, Inc.

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-4

CASE NUMBER: 12-31549-bjh-11

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	June 2012	July 2012	August 2012
1.	0-30
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES (1)	MONTH:	June 2012

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE	$16,466				$16,466
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$16,466	$0	$0	$0	$16,466

6.	ACCOUNTS PAYABLE	$70,100				$70,100

STATUS OF POSTPETITION TAXES (1)	MONTH:	June 2012

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	0R ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)		$17,212	$746	$16,466
15.	TOTAL STATE & LOCAL	$0	$17,212	$746	$16,466
16.	TOTAL TAXES	$0	$17,212	$746	$16,466

*                                         The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**                                  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

(1) Only taxes paid directly by Cano Petroleum, Inc. and its subsidiaries; taxes paid on their behalf by others (e.g. first purchasers and PEO — Resourcing Edge) are not shown

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-5

CASE NUMBER: 12-31549-bjh-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	June 2012

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A.	BANK:	Bank of Texas N.A	Bank of Texas N.A	Bank of Texas N.A
B.	ACCOUNT NUMBER:	31012914	31013406	8094216003
C.	PURPOSE (TYPE):	Checking	Concentration	Debit Card	TOTAL
1.	BALANCE PER BANK STATEMENT	$0	$3,205,355	$9,629	$3,214,984
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$46,833			$46,833
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS (1)	$(46,833)	$3,205,355	$9,629	$3,168,151
6.	NUMBER OF LAST CHECK WRITTEN	1001002079	N/A	N/A

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$3,168,151

(1) Includes effect of cash sweeps from zero balance accounts to concentration account at Cano Petroleum, Inc.

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-6

CASE NUMBER: 12-31549-bjh-11

MONTH:	June 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	John Homier	Contract Payment	$62,966	$213,227
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$62,966	$213,227

PROFESSIONALS

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	Thompson & Knight, LLP		$		$0	$1,061,667
2.	Blackhill Partners, LLC		$		$0	$297,711
3.	Kane, Russell Coleman & Logan, PC		$		$0	$109,680
4.	BMC Group Inc.		$		$0	$148,140
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$1,617,197

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Bro-Co, LLC	$13,363	$13,363	$0
2.	Culberson Rental & Leasing Co. Inc	$3,880	$3,880	$(0)
3.	Key Equipment & Finance Inc	$376	$0	$376
4.	Tindall Record Storage	$84	$84	$0
5.	Pitney Bowes Global Financial (Quarterly Lease)	$0	$0	$0
6.	TOTAL	$17,703	$17,327	$376

Notes:

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 12-31549-bjh-11

MONTH:	June 2012

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability Insurance	ACE American Insurance	8/16/2011 to 8/16/2012	Fully paid at the
Business Auto	ACE American Insurance	8/16/2011 to 8/16/2012	time of preparation.
Umbrella	ACE Property & Casualty	8/16/2011 to 8/16/2012
Umbrella Extension	Gotham Insurance Company	8/16/2011 to 8/16/2012
Marine Insurance	AGCS Marine Insurance Co.	8/16/2011 to 8/16/2012
COW	Lloyds of London	8/16/2011 to 8/16/2012

CASE NAME: Cano Petroleum, Inc.

CASE NUMBER: 12-31549-bjh-11

MOR-1 Exhibit A

1160000000 Intercompany Receivable/Payable Account	142,496,197
1160001003 Intercompany Receivable/Payable CC 1003	(8,727,761)
1160001004 Intercompany Receivable/Payable CC 1004	1,751,441
1160001005 Intercompany Receivable/Payable CC 1005	(7,132,146)
1160001010 Intercompany Receivable/Payable CC 1010	3,642,542
1160001011 Intercompany Receivable/Payable CC 1011	(3,243,717)
Intercompany Adjustment	819,393
2400000000 Goodwill	101,166
Thomson & Knight retainer	250,303
Contract employee retainers	55,375
Blackhill Partners retainer	40,000
130,052,793

CASE NAME: Cano Petroleum, Inc.

CASE  NUMBER: 12-31549-bjh-11

MOR-2 Exhibit A

Oklahoma Business Activity Tax (BAT)	$16,466.00

CASE NAME: Cano Petroleum, Inc.

CASE NUMBER: 12-31549-bjh-11

MOR-3 Exhibit A

June 2012 Other

Officer Payment	62,966
Other Contract Staff	48,842
IT Professionals	31,872
8k Services	687
Stock Agent	325
Postage	155
Cable Service	124

June Total Other Operating Disbursements - Checks	144,971

June Wires - Other contract staff	28,205
June wire - postage	750

June Total Other Operating Disbursements - Wires	28,955

Contract staff payment wire omitted in April MOR (4/20/12)	39,297
May Debit card activity	2,360
June Debit card activity	7,938
Adjustment	(1,916)

Total Other Entries	47,679

June Total Other Operating Disbursements - All Methods	221,606

CASE NAME: Cano Petroleum, Inc.

CASE  NUMBER: 12-31549-bjh-11

MOR-3 Exhibit B

Refund from insurer	$709.00

CASE NAME: Cano Petroleum, Inc.

CASE  NUMBER: 12-31549-bjh-11

MOR-4 Exhibit A

Oklahoma Business Activity Tax (BAT)	$16,466
Delaware Franchise Tax	$746